SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 15, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated January 15, 2004, headed "Hancock Holding
                             Company reports 2003 earnings - up 8 percent"

Item 9. Regulation FD Disclosure. On January 15, 2004, Hancock Holding Company
announced by press release its earnings for year ended December 31, 2003 were up
8 percent.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 12. Results of Operation and Financial Condition. On January 15, 2004, Hancock
Holding Company  announced by press release its earnings for year ended December 31, 2003 were up 8 percent.  A copy of this press release is attached hereto as Exhibit 99.1.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

3

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
January 15, 2004                     George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, Chief Financial Officer
                                     Paul D. Guichet, Vice President, Investor Relations
                                     800.522.6542 or 228.214.5242

                  Hancock Holding Company reports 2003 earnings - up 8 percent

     GULFPORT,  MS (January 15, 2004) - Hancock Holding  Company  (NASDAQ:  HBHC) today announced  earnings for the year ended  December 31, 2003. Net income for 2003 totaled $55.0  million,  compared to $51.0 million  reported for
2002, an increase of $4 million,  or 8 percent.  Diluted earnings per share for 2003 were $3.29,  compared to $3.00 for 2002, resulting in an increase of $0.29 per share, or 10 percent.

     Net income for the fourth  quarter of 2003 was $15.2  million,  an  increase of $1.4  million,  or 10 percent, from the $13.8  million  reported  for the fourth  quarter of 2002.  Diluted  earnings per share were $0.91 for the fourth  quarter of 2003,  compared to $0.82 for the fourth  quarter of 2002, an increase of $0.09 per share,  or 11 percent.

     The Company's  returns on average  assets and average  common  stockholders'  equity for the fourth quarter of
2003  were  1.47  percent  and  15.21  percent,  respectively,  compared  with  1.39  percent  and  13.87  percent, respectively,  for  the  fourth  quarter  of  2002.  Annualized  returns  on  average  assets  and  average  common stockholders'  equity for the year ended  December  31,  2003 were 1.34  percent and 13.88  percent,  respectively, compared with 1.32 percent and 13.13 percent, respectively, for the year ended December 31, 2002.

     As compared to the third quarter of 2003, net income for the fourth  quarter was $1.6 million,  or 12 percent, higher.  Fourth  quarter  diluted  earnings  per share were $0.09,  or 11 percent,  higher than the third  quarter.
Other key performance trends for the fourth quarter of 2003 included:

     o    Returns on average  assets and average  common  stockholders'  equity were 1.47 percent and 15.21 percent,
          16 and 142 basis points higher

     o    Net  interest  margin  (te) was  flat at 4.54  percent  - the  same as the  previous  quarter,  while  the efficiency ratio improved 178 basis points to 56.12 percent

     o    Average loans grew $105 million,  or 5 percent,  over the previous  quarter and improved the  loan/deposit ratio to 70 percent for the current  quarter  compared to 67 percent  last  quarter;  average  loans grew $337 million, or 16 percent, compared to the same quarter a year ago

     o    Non-performing  assets  ratio at December 31, 2003 fell 13 basis  points from  September  30, 2003 to 0.73 percent,  while the ratio of accruing  loans 90 days past due to period-end  loans fell 4 basis points to 0.15 percent

     o    Common stock  repurchases  totaled 63,078 shares in the fourth quarter of 2003,  bringing the total number of shares repurchased for the year ended December 31, 2003 to 264,087 shares

     In  commenting on Hancock's  operating  results for the fourth  quarter of 2003,  George A.  Schloegel,  Chief
Executive  Officer,  stated,  "Hancock is pleased to report increased  earnings for both the fourth quarter as well as for all of 2003.  These results are a testament to the hard work and  dedication  of all team members.  However, we all remain  focused on the  challenges  that the coming year  presents and are fully  committed to achieving our
2004 goals."

Net Interest Income

     Net interest  income (te) for the fourth quarter of 2003 increased $1.1 million or 3 percent,  from the fourth quarter of 2002, and was $151,000, or 0.40 percent, lower than the third quarter of 2003.  The
Company's net interest  margin (te) was 4.54 percent in the fourth  quarter of 2003, 11 basis points  narrower than the same quarter a year ago, but unchanged from the previous quarter.

     Compared to the same  quarter a year ago,  the primary  driver of the $1.1  million  increase in net  interest income (te) was a $186 million,  or 5 percent,  increase in average  earning assets mainly from average loan growth of $337 million,  or 16 percent.  Average deposit growth of $204 million,  or 6 percent,  along with a net decrease in the securities  portfolio of $112 million,  or 8 percent,  funded the Company's loan growth and related increase in earning  assets.  This  overall  improvement  in earning  asset mix  enabled  the Company to improve its loan to deposit  ratio from 64 percent in the fourth  quarter of 2002 to 70 percent in the current  quarter.  In  addition, loans now comprise 64 percent of the  Company's  earning asset base, as compared to 57 percent for the same quarter a year ago.  Expansion of the  Company's  earning asset base as well as  improvement  in earning asset mix were the main  factors  behind the increase in net interest  income (te)  compared to the same quarter a year ago.  However, the net  interest  margin  (te) was  narrowed  11 basis  points  as the  overall  yield on  loans,  securities  and short-term  investments  fell more  rapidly (54 basis  points)  than total  funding  costs (44 basis  points).  The
Company's  ability to effect  continuing  improvements  in the  earning  asset mix remains a  significant  positive contributor to future earnings expansion.

     The lower level of net interest  income (te) (down  $151,000,  or 0.40  percent) and flat net interest  margin
(unchanged  at 4.54  percent) as compared to the previous  quarter was primarily due to a 32 basis point decline in total loan yield and a smaller  earning  asset base  (average  earning  assets were down $13 million from the prior quarter).  The  aforementioned  items  were  partially  offset by an  improved  yield on the  Company's  securities portfolio and lower funding costs.  Average loans grew $105 million,  or 5 percent,  from the previous quarter and, again,  were funded largely through maturing cash flows from the securities  portfolio.  Average deposits were down
$12 million,  or 0.40 percent,  from the prior quarter  primarily due to a $13.5 million  decline in time deposits.
The loan to deposit ratio for the fourth  quarter  improved to 70 percent from 67 percent in the previous  quarter.
The yield on the  Company's  $1.4  billion  securities  portfolio  improved 20 basis  points to 4.42  percent.  The portfolio's  effective  duration  remains a relatively  short 2.61 at December 31, 2003, a modest increase from the
2.39  reported at  September  30,  2003.  Finally,  the Company was able to reduce its overall  funding  costs by 4 basis points from the prior  quarter,  largely  through a 6 basis point  reduction in the cost of  interest-bearing deposits.

     Although the fourth quarter  represents a flat growth  quarter with respect to net interest  income levels and the net interest margin,  the Company continues to be focused on achieving growth in these important  profitability measures by further  reducing  deposit costs and increasing  loan growth,  and better  management of the securities portfolio.  From an  asset-liability  management  perspective,  the  Company's  GAP position is slightly  liability sensitive and, therefore, well positioned for any upward movement in rates.

Non-Interest Income and Expense

     Non-interest  income (including  securities  transactions) for the fourth quarter of 2003 was up $1.2 million, or 6 percent,  compared  to the same  quarter a year ago and was up $1.1  million,  or 6 percent,  compared  to the third quarter of 2003. The primary factors  impacting the higher levels of  non-interest  income as compared to the prior  quarter  were  higher  levels of other  miscellaneous  income  (up  $938,000)  and net  gains on  securities transactions  (up  $553,000).  Driving the higher  levels of  non-interest  income from the same quarter a year ago were  increases  in other  miscellaneous  income  (up  $733,000)  and net  gains  on  securities  transactions  (up
$554,000).

     As mentioned,  the fourth quarter 2003 level of  non-interest  income includes a pretax net securities gain of
$553,000  related to the sale of  approximately  $20  million of certain  U.S.  Agency  securities  with  near-term maturity  dates.  Proceeds from the  aforementioned  sale were  reinvested in similar U.S.  Agency  securities with somewhat  longer  maturities.  Because of  favorable  changes  in the  interest  rate  environment,  no  additional write-downs related to the Company's mortgage servicing operations were necessary in the fourth quarter of 2003.

     Operating  expenses for the fourth  quarter of 2003 were  $130,000,  or 0.40 percent,  higher  compared to the same quarter a year ago, but were  $784,000,  or 2 percent,  lower than the previous  quarter.  A decrease from the prior quarter was reflected in personnel  expense (down $2.0 million) and was partially  offset by increased  other operating  expense (up $1.5  million).  The  increases  from the same  quarter a year ago were  reflected in higher personnel expense (up $514,000) and higher  amortization of intangibles (up $252,000),  but were partly offset by a decrease in other operating expense (down $642,000).

     The Company's  efficiency  ratio  (expressed  as operating  expenses as a percent of total revenue (te) before securities  transactions  and  amortization  of purchased  intangibles)  decreased to 56.12  percent for the fourth quarter of 2003.  This was compared to 57.97  percent for the same  quarter a year ago,  and 57.90  percent for the previous  quarter.  The  Company's  number of full service  banking  facilities  was reduced by 1 during the fourth quarter  and stands at 101 as of December  31,  2003.  One  facility  was merged  into an existing  facility in the
Company's  Central  Louisiana  operating  region.  In  addition,  the  Company's  number  of  full-time  equivalent employees was 1,734 at December 31, 2003, a reduction of 56 from one year ago.

Asset Quality

     Non-performing  assets as a percent of total loans and  foreclosed  assets were 0.73  percent at December  31,
2003,  compared  to 0.86  percent at  September  30,  2003.  Non-performing  assets  decreased  $2.2  million  from
September 30, 2003 and were reflected in lower levels of  non-accrual  loans.  The overall  decrease from September
30, 2003 was primarily  reflected in commercial  credits.  Compared to the fourth  quarter of 2002,  non-performing assets as a percent of total loans and  foreclosed  assets was down 11 basis points from the 0.84 percent  reported at December 31, 2002.  The  composition  of the Company's  $18.0  million  non-performing  asset base  continues to reflect significant  granularity with only four credits or properties exceeding $250,000 and 235  credit/properties below  $250,000.  The  Company's  ratio of accruing  loans 90 days or more past due to total loans was 0.15 percent at December 31, 2003, compared to 0.19 percent at September 30, 2003 and was 0.30 percent at December 31, 2002.

     The Company's  allowance  for loan losses  increased  $500,000,  or 1 percent to $36.8 million at December 31,
2003 from $36.3  million at  September  30, 2003 and was $2.1  million  higher than the $34.7  million  reported at
December 31, 2002.  The ratio of the allowance  for loan losses as a percent of  period-end  loans was 1.50 percent at December 31, 2003,  compared to 1.54  percent at September  30, 2003 and 1.65 percent at December 31, 2002.  The increase in the  allowance  for loan losses from December 31, 2002 was a function of the $344 million of period-end loan growth  experienced  between  December 31, 2002 and December  31,  2003.  However,  the Company did reduce the ratio of the  allowance  for loan losses to  period-end  from 1.65  percent at December 31, 2002 to 1.50 percent at
December 31, 2003.  The major factor taken into  consideration  in reducing the  aforementioned  ratio  included an increase in the reserve coverage ratio (allowance for loan losses to  non-performers  and past dues) to 170 percent at year-end 2003.

     Annualized  net  charge-offs  as a percent of average loans for the fourth  quarter of 2003 were 0.61 percent, compared to 0.52 percent for the third  quarter of 2003.  Net  charge-offs  increased  $702,000  from third quarter
2003 and were  reflected  primarily in higher levels of charge-offs  in direct  consumer loans and Finance  Company loans.  Compared to the fourth quarter of 2002, net charge-offs  increased  $414,000,  or 2 basis points (expressed as a percent of average  loans).  The provision for loan losses in the fourth quarter of 2003 was $4.2 million,  or
114 percent of the quarter's  net  charge-offs.  This compares to the $4.0 million  provision for the third quarter of 2003 and $4.7 million  provision for the fourth  quarter of 2002;  the ratio of provision for loan losses to net charge-offs was 134 percent and 144 percent, respectively.

General

     Hancock  Holding  Company  subscribes  to the highest  standards of corporate  responsibility  with respect to legal,  moral, and regulatory  relationships  with  shareholders,  customers,  employees,  and communities  Hancock serves.  Accordingly,  these unwavering  business  principles support a corporate culture of ethical compliance and accountability  that ensures that  financial  statements  are prepared and audited in  accordance  with  accounting principles  generally  accepted in the United States of America (GAAP).  The Company's systems of internal controls and risk management processes are in place and fully functional.

     Hancock  Holding  Company - parent company of Hancock Bank  (Mississippi)  and Hancock Bank of Louisiana - has
assets of $4.150 billion.  Founded in 1899,  Hancock Bank stands among the strongest,  safest  five-star  financial institutions  in America.  Hancock  Bank  operates  101  full-service  offices and more than 140  automated  teller machines  throughout South Mississippi and Louisiana as well as subsidiaries  Hancock  Investment  Services,  Inc.,
Hancock Insurance Agency,  Hancock Mortgage  Corporation,  Harrison Finance Company,  and Magna Insurance  Company.
Investors   can  access   additional   corporate   information   or  online   banking  and  bill  pay  services  at
www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.
                                                     - more -

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                         Three Months Ended             Twelve Months Ended
                                                                   12/31/2003   9/30/2003   12/31/2002   12/31/2003   12/31/2002
                                                                   -------------------------------------------------------------
Per Common Share Data*

Earnings per share:
    Basic                                                               $0.96       $0.85       $0.84       $3.41       $3.07
    Diluted                                                             $0.91       $0.82       $0.82       $3.29       $3.00
Earnings per share before amortization of
  purchased intangibles:
    Basic                                                               $0.98       $0.87       $0.86       $3.47       $3.13
    Diluted                                                             $0.94       $0.84       $0.83       $3.36       $3.04
Cash dividends per share                                                $0.23       $0.23       $0.20       $0.88       $0.80
Book value per share (period end)                                      $26.13      $25.63      $25.09      $26.13      $25.09
Weighted average number of shares:
    Basic
                                                                       15,255      15,312      15,487      15,357      15,743
    Diluted
                                                                       16,644      16,649      16,822      16,705      17,042
Period end number of shares
                                                                       15,225      15,261      15,443      15,225      15,443
Market data:
    High closing price                                                 $58.50      $51.69      $50.37      $58.50      $50.37
    Low closing price                                                  $49.35      $46.01      $42.00      $42.00      $27.56
    Period end closing price                                           $54.57      $49.35      $44.65      $54.57      $44.65
    Trading volume
                                                                        1,479       1,511       2,353       5,703       9,406

Performance Ratios

Return on average assets                                                1.47%       1.31%       1.39%       1.34%       1.32%
Return on average common equity                                        15.21%      13.79%      13.87%      13.88%      13.13%
Earning asset yield (TE)                                                5.96%       5.99%       6.50%       5.99%       6.73%
Total cost of funds                                                     1.42%       1.46%       1.86%       1.54%       2.04%
Net interest margin (TE)                                                4.54%       4.54%       4.65%       4.45%       4.70%
Non-interest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                        56.12%      57.90%      57.97%      57.83%      57.83%
Average common equity as a percent of average total assets              9.63%       9.49%      10.05%       9.63%      10.08%
Leverage ratio                                                          9.29%       9.10%       9.19%       9.29%       9.19%
Tangible common equity to assets                                        8.32%       8.15%       8.45%       8.32%       8.45%
Net charge-offs as a percent of average loans                           0.61%       0.52%       0.63%       0.59%       0.91%
Reserve for loan losses as a percent of period end loans                1.50%       1.54%       1.65%       1.50%       1.65%
Reserve for loan losses to NPAs + accruing loans 90 days past due     169.73%     147.27%     143.48%     169.73%     143.48%
Provision for loan losses to net charge-offs                          113.59%     133.92%     143.64%     115.29%     104.07%
Loan/Deposit Ratio                                                     70.10%      66.78%      64.06%      65.69%      61.77%
Non-interest income, excluding securities
    transactions, as a percent of total revenue (TE)                   31.40%      30.70%      31.27%      30.40%      30.11%

                                                                     PAGE 1

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                          Three Months Ended             Twelve Months Ended
                                                                12/31/2003    9/30/2003    12/31/2002    12/31/2003     12/31/2002
                                                               ------------------------------------------------------------------
Asset Quality Information

Non-accrual loans                                                  $12,161      $13,988       $11,870       $12,161       $11,870
Foreclosed assets                                                   $5,809       $6,187        $5,936        $5,809        $5,936
Total non-performing assets                                        $17,970      $20,175       $17,806       $17,970       $17,806
Non-performing  assets as a percent of loans and  foreclosed         0.73%        0.86%         0.84%         0.73%         0.84%
assets
Accruing Loans 90 days past due                                     $3,682       $4,439        $6,407        $3,682        $6,407
Accruing Loans 90 days past due as a percent of loans                0.15%        0.19%         0.30%         0.15%         0.30%
Non-performing  assets +  accruing  loans  90 days  past due         0.88%        1.05%         1.15%         0.88%         1.15%
to loans and foreclosed assets

Net charge-offs                                                     $3,680       $2,978        $3,266       $13,144       $17,772
Net charge-offs as a percent of average loans                        0.61%        0.52%         0.63%         0.59%         0.91%

Reserve for loan losses                                            $36,750      $36,250       $34,740       $36,750       $34,740
Reserve for loan losses as a percent of period end loans             1.50%        1.54%         1.65%         1.50%         1.65%
Reserve  for loan  losses to NPAs +  accruing  loans 90 days       169.73%      147.27%       143.48%       169.73%       143.48%
past due

Provision for loan losses                                           $4,180       $3,988        $4,691       $15,154       $18,495
Provision for loan losses to net charge-offs                       113.59%      133.92%       143.64%       115.29%       104.07%

Reserve for Loan Losses

Beginning Balance                                                   36,250       35,240        33,315        34,740        34,017
Provision for loan loss                                              4,180        3,988         4,691        15,154        18,495
Charge-offs                                                          5,446        4,538         4,667        19,543        23,553
Recoveries                                                           1,766        1,560         1,401         6,399         5,781
                                                               ------------------------------------------------------------------
Net charge-offs                                                      3,680        2,978         3,266        13,144        17,772
                                                               ------------------------------------------------------------------
Ending Balance                                                      36,750       36,250        34,740        36,750        34,740
                                                               ------------------------------------------------------------------

Net Charge-Off Information

Net charge-offs:
Commercial/real estate loans                                          $599         $880          $920        $3,825        $8,582
Mortgage loans                                                          74            -            32           113            32
Direct consumer loans                                                1,583        1,094         1,370         5,022         5,357
Indirect consumer loans                                                576          637           428         2,135         1,947
Finance company loans                                                  848          367           516         2,049         1,854
                                                               ------------------------------------------------------------------
Total net charge-offs                                               $3,680       $2,978        $3,266       $13,144       $17,772

Average loans:
Commercial/real estate loans                                    $1,237,715   $1,159,338    $1,044,411    $1,140,288      $992,699
Mortgage loans                                                     361,715      367,134       279,398       336,603       246,333
Direct consumer loans                                              491,340      484,736       500,240       494,311       503,629
Indirect consumer loans                                            248,817      225,199       187,303       216,080       176,583
Finance Company loans                                               54,598       52,509        46,107        50,963        42,055
                                                               ------------------------------------------------------------------
Total average loans                                             $2,394,185   $2,288,917    $2,057,459    $2,238,245    $1,961,299

Net charge-offs to average loans:
Commercial/real estate loans                                         0.19%        0.30%         0.35%         0.34%         0.86%
Mortgage loans                                                       0.08%        0.00%         0.05%         0.03%         0.01%
Direct consumer loans                                                1.28%        0.90%         1.09%         1.02%         1.06%
Indirect consumer loans                                              0.92%        1.12%         0.91%         0.99%         1.10%
Finance Company loans                                                6.16%        2.77%         4.44%         4.02%         4.41%
                                                               ------------------------------------------------------------------
Total net charge-offs to average loans                               0.61%        0.52%         0.63%         0.59%         0.91%

                                                                     PAGE 2

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)>
                                                                        Three Months Ended          Twelve Months Ended
                                                               12/31/2003   9/30/2003  12/31/2002  12/31/2003  12/31/2002
                                                               -----------------------------------------------------------
Income Statement

Interest income                                                  $54,697     $55,208     $56,702    $218,149    $230,781
Interest income (TE)                                              56,464     56,975      58,557     225,319      238,243
Interest expense                                                  13,529      13,889      16,762      57,961      72,053
                                                               -----------------------------------------------------------
Net interest income (TE)                                          42,936      43,087      41,795     167,358     166,190
Provision for loan losses                                          4,180       3,988       4,691      15,154      18,495
Non-interest income excluding securities transactions             19,657      19,091      19,012      73,089      71,589
Securities transactions gain/(loss)                                  553           0         (1)       1,667           4
Non-interest expense                                              35,568      36,352      35,438     140,208     138,258
                                                               -----------------------------------------------------------
Income before income taxes                                        21,630      20,071      18,823      79,582      73,569
Income tax expense                                                 6,382       6,409       5,073      24,627      22,526
                                                               -----------------------------------------------------------
Net income                                                        15,248      13,662      13,750      54,955      51,043
Preferred dividends                                                  663         663         663       2,654       2,654
                                                               -----------------------------------------------------------
Net income to common                                             $14,585     $12,998     $13,086     $52,301     $48,390
                                                               -----------------------------------------------------------
                                                               -----------------------------------------------------------

Non-interest Income and Operating Expense

Service charges on deposit accounts                              $11,071     $11,117     $11,151     $42,544     $42,246
Trust fees                                                         1,976       1,776       1,903       7,724       7,603
Credit card merchant discount fees                                   870         882         851       3,643       3,284
Insurance fees                                                       557         841         559       2,750       2,312
Investment & annuity fees                                            874         970         855       3,615       4,722
ATM fees                                                           1,016       1,021         938       3,994       3,771
Secondary mortgage market operations                                 582         710         775       1,728       2,409
Other income                                                       2,712       1,774       1,979       7,091       5,242
Securities transactions gain/(losses)                                553           0         (1)       1,667           4
                                                               -----------------------------------------------------------
   Total non-interest income                                      20,209      19,091      19,011      74,756      71,593
                                                               -----------------------------------------------------------

Personnel expense                                                 19,242      21,290      18,728      81,409      77,300
Occupancy expense (net)                                            2,362       2,512       2,204       9,286       8,536
Equipment expense                                                  2,331       2,459       2,483       9,097       8,802
Other operating expense                                           11,193       9,738      11,835      39,269      42,871
Amortization of intangibles                                          440         352         188       1,148         750
                                                               -----------------------------------------------------------
   Total non-interest expense                                     35,568      36,352      35,438     140,208     138,258
                                                               -----------------------------------------------------------
FTE Headcount                                                      1,734       1,751       1,790       1,734       1,790

                                                                     PAGE 3

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                        Three Months Ended                Twelve Months Ended
                                                           12/31/2003        9/30/2003     12/31/2002    12/31/2003   12/31/2002
                                                           ----------------------------------------------------------------------
Period end Balance Sheet

Commercial/real estate loans                               $1,279,925   $1,196,393   $1,066,293    $1,279,925    $1,066,293
Mortgage loans                                                362,274      376,603      298,917       362,274       298,917
Direct consumer loans                                         491,925      483,936      503,096       491,925       503,096
Indirect consumer loans                                       258,803      238,503      189,285       258,803       189,285
Finance Company loans                                          55,716       53,635       47,391        55,716        47,391
                                                           ----------------------------------------------------------------------
Total loans                                                 2,448,644    2,349,070    2,104,982     2,448,644     2,104,982
Securities                                                  1,278,049    1,420,923    1,486,810     1,278,049     1,486,810
Short-term investments                                         11,288        6,569       47,257        11,288        47,257
                                                           ----------------------------------------------------------------------
Earning assets                                              3,737,981    3,776,562    3,639,049     3,737,981     3,639,049
                                                           ----------------------------------------------------------------------
Reserve for loan losses                                      (36,750)     (36,250)     (34,740)      (36,750)      (34,740)
Other assets                                                  449,127      402,208      368,838       449,127       368,838
                                                           ----------------------------------------------------------------------
Total assets                                               $4,150,358   $4,142,520   $3,973,147    $4,150,358    $3,973,147
                                                           ----------------------------------------------------------------------
                                                           ----------------------------------------------------------------------

Non-interest bearing deposits                                $636,745     $616,515     $630,790      $636,745      $630,790
Interest bearing transaction deposits                       1,698,714    1,690,499    1,541,472     1,698,714     1,541,472
Time deposits                                               1,112,388    1,093,777    1,129,239     1,112,388     1,129,239
                                                           ----------------------------------------------------------------------
Total interest bearing deposits                             2,811,102    2,784,276    2,670,710     2,811,102     2,670,710
                                                           ----------------------------------------------------------------------
Total deposits                                              3,447,847    3,400,791    3,301,500     3,447,847     3,301,500
Other borrowed funds                                          210,158      273,160      215,242       210,158       215,242
Other liabilities                                              57,472       40,436       31,823        57,472        31,823
Preferred stock                                                37,067       37,069       37,069        37,067        37,069
Common shareholders' equity                                   397,814      391,063      387,513       397,814       387,513
                                                           ----------------------------------------------------------------------
Total liabilities, preferred stock & common equity         $4,150,358   $4,142,520   $3,973,147    $4,150,358    $3,973,147
                                                           ----------------------------------------------------------------------
                                                           ----------------------------------------------------------------------

Average Balance Sheet

Commercial/real estate loans                               $1,237,715   $1,159,338   $1,044,411    $1,140,288      $992,699
Mortgage loans                                                361,715      367,134      279,398       336,603       246,333
Direct consumer loans                                         491,340      484,736      500,240       494,311       503,629
Indirect consumer loans                                       248,817      225,199      187,303       216,080       176,583
Finance Company loans                                          54,598       52,509       46,107        50,963        42,055
                                                           ----------------------------------------------------------------------
Total loans                                                 2,394,185    2,288,917    2,057,459     2,238,245     1,961,299
Securities                                                  1,362,532    1,461,532    1,474,645     1,466,156     1,493,574
Short-term investments                                         13,129       32,870       52,090        57,986        83,427
                                                           ----------------------------------------------------------------------
Earning assets                                              3,769,847    3,783,319    3,584,194     3,762,387     3,538,300
                                                           ----------------------------------------------------------------------
Reserve for loan losses                                      (36,360)     (35,534)     (33,843)      (35,391)      (33,135)
Other assets                                                  393,672      393,706      362,800      384,954        352,533
                                                           ----------------------------------------------------------------------
Total assets                                               $4,127,158   $4,141,490   $3,913,151    $4,111,949    $3,857,698
                                                           ----------------------------------------------------------------------
                                                           ----------------------------------------------------------------------

Non-interest bearing deposits                                $618,544     $616,689     $557,213      $604,448      $601,374
Interest bearing transaction deposits                       1,689,252    1,689,865    1,514,273     1,679,348     1,439,776
Time deposits                                               1,107,491    1,120,946    1,140,273     1,123,409     1,133,796
                                                           ----------------------------------------------------------------------
Total interest bearing deposits                             2,796,743    2,810,811    2,654,546     2,802,757     2,573,572
                                                           ----------------------------------------------------------------------
Total deposits                                              3,415,287    3,427,499    3,211,759     3,407,205     3,174,946
Other borrowed funds                                          237,737      243,219      237,715       234,207       227,882
Other liabilities                                              39,456       40,646       33,352        37,435        28,980
Preferred stock                                                37,068       37,069       37,069        37,069        37,069
Common shareholders' equity                                   397,610      393,057      393,256       396,034       388,821
                                                           ----------------------------------------------------------------------
Total liabilities, preferred stock & common equity         $4,127,158   $4,141,490   $3,913,151    $4,111,949    $3,857,698
                                                           ----------------------------------------------------------------------
                                                           ----------------------------------------------------------------------

                                                                 PAGE 4

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                        Three Months Ended                Twelve Months Ended
                                                            12/31/2003     9/30/2003    12/31/2002     12/31/2003       12/31/2002
                                                            ---------------------------------------------------------------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                           63.51%        60.50%       57.40%         59.49%           55.43%
Securities                                                      36.14%        38.63%       41.14%         38.97%           42.21%
Short-term investments                                           0.35%         0.87%        1.45%          1.54%            2.36%
                                                            ---------------------------------------------------------------------
Earning assets                                                 100.00%       100.00%      100.00%        100.00%          100.00%
                                                            ---------------------------------------------------------------------
                                                            ---------------------------------------------------------------------

Non-interest bearing deposits                                   16.41%        16.30%       15.55%         16.07%           17.00%
Interest bearing transaction deposits                           44.81%        44.67%       42.25%         44.64%           40.69%
Time deposits                                                   29.38%        29.63%       31.81%         29.86%           32.04%
                                                            ---------------------------------------------------------------------
Total deposits                                                  90.59%        90.60%       89.61%         90.56%           89.73%
Other borrowed funds                                             6.31%         6.43%        6.63%          6.22%            6.44%
Other net interest-free funding sources                          3.10%         2.98%        3.76%          3.22%            3.83%
                                                            ---------------------------------------------------------------------
Total funding sources                                          100.00%       100.00%      100.00%        100.00%          100.00%
                                                            ---------------------------------------------------------------------
                                                            ---------------------------------------------------------------------

Loan mix:
Commercial/real estate loans                                    51.70%        50.65%       50.76%         50.95%           50.61%
Mortgage loans                                                  15.11%        16.04%       13.58%         15.04%           12.56%
Direct consumer loans                                           20.52%        21.18%       24.31%         22.08%           25.68%
Indirect consumer loans                                         10.39%         9.84%        9.10%          9.65%            9.00%
Finance Company loans                                            2.28%         2.29%        2.24%          2.28%            2.14%
                                                            ---------------------------------------------------------------------
Total loans                                                    100.00%       100.00%      100.00%        100.00%          100.00%
                                                            ---------------------------------------------------------------------
                                                            ---------------------------------------------------------------------

Average dollars (in thousands):
Loans                                                        2,394,185     2,288,917   $2,057,459     $2,238,245       $1,961,299
Securities                                                   1,362,532     1,461,532    1,474,645      1,466,156        1,493,574
Short-term investments                                          13,129       32,870       52,090         57,986            83,427
                                                            ---------------------------------------------------------------------
Earning assets                                               3,769,847     3,783,319   $3,584,194     $3,762,387       $3,538,300

Non-interest bearing deposits                                 $618,544      $616,689     $557,213       $604,448         $601,374
Interest bearing transaction deposits                        1,689,252     1,689,865    1,514,273      1,679,348        1,439,776
Time deposits                                                1,107,491     1,120,946    1,140,273      1,123,409        1,133,796
                                                            ---------------------------------------------------------------------
Total deposits                                               3,415,287     3,427,499    3,211,759      3,407,205        3,174,946
Other borrowed funds                                           237,737      243,219      237,715        234,207           227,882
Other net interest-free funding sources                        116,823      112,601      134,720        120,975           135,472
                                                            ---------------------------------------------------------------------
Total funding sources                                       $3,769,847    $3,783,319   $3,584,194     $3,762,387       $3,538,300

Loans:
Commercial/real estate loans                                $1,237,715    $1,159,338   $1,044,411     $1,140,288         $992,699
Mortgage loans                                                 361,715      367,134      279,398        336,603           246,333
Direct consumer loans                                          491,340      484,736      500,240        494,311           503,629
Indirect consumer loans                                        248,817      225,199      187,303        216,080           176,583
Finance Company loans                                           54,598      52,509       46,107         50,963             42,055
                                                            ---------------------------------------------------------------------
Total average loans                                         $2,394,185    $2,288,917   $2,057,459     $2,238,245       $1,961,299

                                                                 PAGE 5

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                    Three Months Ended
                                              12/31/03                      09/30/03                         12/31/02
                                --------------------------------------------------------------------------------------------------
                                Interest        Volume    Rate   Interest        Volume   Rate   Interest           Volume   Rate
                                --------------------------------------------------------------------------------------------------
Average Earning Assets

Commercial  &  real  estate     $17,582   $1,237,715    5.64%   $16,695    $1,159,338     5.71%   $16,948    $1,044,411    6.44%
loans (TE)
Mortgage loans                    5,296      361,715    5.86%     5,596       367,134     6.10%     4,731       279,398    6.77%
Consumer loans                   16,081      794,756    8.03%    15,858       762,444     8.25%    15,941       733,650    8.62%
Loan fees & late charges          2,439            -    0.00%     3,341             -     0.00%     2,684             -    0.00%
                                --------------------------------------------------------------------------------------------------
  Total loans (TE)               41,397    2,394,185    6.88%    41,490     2,288,917     7.20%    40,303     2,057,459    7.78%

US treasury securities               59       10,389    2.26%        77        10,194     2.98%       416        50,323    3.28%
US agency securities              4,085      427,156    3.83%     4,705       468,048     4.02%     5,891       523,963    4.50%
CMOs                              3,264      326,049    4.00%     3,134       364,045     3.44%     6,276       568,638    4.41%
Mortgage backed securities        4,009      380,907    4.21%     3,708       393,160     3.77%     1,203        84,533    5.69%
Municipals (TE)                   3,314      192,226    6.90%     3,483       198,557     7.02%     3,831       214,063    7.16%
Other securities                    309       25,804    4.79%       303        27,528     4.40%       440        33,125    5.26%
                                --------------------------------------------------------------------------------------------------
  Total securities (TE)          15,041    1,362,532    4.42%    15,410     1,461,532     4.22%    18,057     1,474,645    4.90%

Fed funds sold                       18        7,422    0.98%        64        26,105     0.98%       145        38,340    1.50%
Cds with banks                        7        5,708    0.51%        12         6,766     0.68%        13         4,461    1.13%
Other short-term investments          -            -    0.00%         -             -     0.00%        39         9,288    1.65%
                                --------------------------------------------------------------------------------------------------
  Total short-term investments       26       13,129    0.78%        76        32,870     0.91%       196        52,090    1.49%

  Average   earning  assets     $56,464   $3,769,847    5.96%   $56,975    $3,783,319     5.99%   $58,557    $3,584,194    6.50%
yield (TE)

Interest-Bearing Liabilities
Interest-bearing transaction     $3,847   $1,689,252    0.90%    $4,060    $1,689,865     0.95%    $5,557    $1,514,273    1.46%
deposits
Time deposits                     8,709    1,107,491    3.12%     8,950     1,120,946     3.17%    10,054     1,140,273    3.51%
                                --------------------------------------------------------------------------------------------------
   Total interest bearing        12,556    2,796,743    1.78%    13,010     2,810,811     1.84%    15,612     2,654,546    2.34%
     deposits

Customer repos                      343      174,525    0.78%       394       187,033     0.84%       539       182,739    1.17%
Other borrowings                    630       63,212    3.95%       485        56,186     3.42%       611        54,976    4.41%
                                --------------------------------------------------------------------------------------------------
  Total borrowings                  972      237,737    1.62%       879       243,219     1.43%     1,151       237,715    1.92%

  Total interest bearing liab   $13,529   $3,034,480    1.77%   $13,889    $3,054,030     1.80%   $16,762    $2,892,261    2.30%
   cost

Noninterest-bearing deposits                 618,544                          616,689                           557,213
Other net interest-free funding              116,823                          112,601                           134,720
   sources
Total Cost of Funds             $13,529   $3,769,847    1.42%   $13,889    $3,783,319     1.46%   $16,762    $3,584,194    1.86%

Net Interest Spread (TE)        $42,936                 4.19%   $43,087                   4.19%   $41,795                  4.20%

Net Interest Margin (TE)        $42,936   $3,769,847    4.54%   $43,087    $3,783,319     4.54%   $41,795    $3,584,194    4.65%

                                                                 PAGE 6

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                    Twelve Months Ended
                                                           12/31/2003                     12/31/2002
                                             ---------------------------------------------------------------------
                                              Interest        Volume    Rate     Interest    Volume        Rate
                                             ---------------------------------------------------------------------

Average Earning Assets
Commercial & real estate loans (TE)             $66,719     $1,140,288  5.85%     $66,899   $992,699       6.74%
Mortgage loans                                   20,514        336,603  6.09%      17,461    246,333       7.09%
Consumer loans                                   63,534        761,354  8.34%      65,637    722,267       9.09%
Loan fees & late charges                         11,084              -  0.00%       9,456          -       0.00%
                                             ---------------------------------------------------------------------
  Total loans (TE)                              161,850      2,238,245  7.23%     159,453  1,961,299       8.13%

US treasury securities                              948         29,574  3.20%       1,605     48,423       3.31%
US agency securities                             19,162        466,809  4.10%      25,468    530,704       4.80%
CMOs                                             14,905        440,704  3.38%      26,636    560,264       4.75%
Mortgage backed securities                       12,558        302,393  4.15%       5,618     95,158       5.90%
Municipals (TE)                                  14,045        198,599  7.07%      15,926    222,037       7.17%
Other securities                                  1,215         28,075  4.33%       2,085     36,988       5.64%
                                             ---------------------------------------------------------------------
  Total securities (TE)                          62,832      1,466,156  4.29%      77,338  1,493,574       5.18%

Fed funds sold                                      532         46,441  1.14%         790     48,479       1.63%
Cds with banks                                       40          6,136  0.65%         175      7,424       2.36%
Other short-term investments                         65          5,409  1.21%         487     27,524       1.77%
                                             ---------------------------------------------------------------------
  Total short-term investments                      637         57,986  1.10%       1,452     83,427       1.74%

  Average earning assets yield (TE)            $225,319     $3,762,387  5.99%    $238,243 $3,538,300       6.73%

Interest-Bearing Liabilities
Interest-bearing transaction deposits           $17,694     $1,679,348  1.05%     $24,351 $1,439,776       1.69%
Time deposits                                    36,497      1,123,409  3.25%      43,034  1,133,796       3.80%
                                             ---------------------------------------------------------------------
   Total interest bearing deposits               54,191      2,802,757  1.93%      67,385  2,573,572       2.62%

Customer repos                                    1,446        177,535  0.81%       2,214    173,085       1.28%
Other borrowings                                  2,324         56,672  4.10%       2,454     54,798       4.48%
                                             ---------------------------------------------------------------------
  Total borrowings                                3,770        234,207  1.61%       4,668    227,882       2.05%

  Total interest bearing liab cost              $57,961     $3,036,964  1.91%     $72,053 $2,801,454       2.57%

Noninterest-bearing deposits                                   604,448                       601,374
Other net interest-free funding sources                        120,975                       135,472

Total Cost of Funds                             $57,961     $3,762,387  1.54%     $72,053 $3,538,300       2.04%

Net Interest Spread (TE)                       $167,358                 4.08%    $166,190                  4.16%

Net Interest Margin (TE)                       $167,358     $3,762,387  4.45%    $166,190 $3,538,300       4.70%

                                                                 PAGE 7

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)

                                                                         2002                                     2003
                                                     ------------------------------------------------------------------------------
                                                            1Q      2Q        3Q        4Q         1Q        2Q        3Q        4Q
                                                     ------------------------------------------------------------------------------
Per Common Share Data*

Earnings per share:
    Basic                                                $0.68     $0.75    $0.80     $0.84       $0.84     $0.76    $0.85     $0.96
    Diluted                                              $0.67     $0.73    $0.78     $0.82       $0.82     $0.74    $0.82     $0.91
Earnings per share before amortization of
  purchased intangibles:
    Basic                                                $0.69     $0.76    $0.82     $0.86       $0.85     $0.77    $0.87     $0.98
    Diluted                                              $0.68     $0.74    $0.79     $0.83       $0.83     $0.75    $0.84     $0.94
Cash dividends per share                                 $0.20     $0.20    $0.20     $0.20       $0.21     $0.21    $0.23     $0.23
Book value per share (period end)                       $23.45    $24.65   $25.15    $25.09      $25.45    $25.83   $25.63    $26.13
Weighted average number of shares:
    Basic                                               15,892    15,869   15,709    15,487      15,442    15,420   15,312    15,255
    Diluted                                             17,103    17,156   17,047    16,822      16,756    16,742   16,649    16,644
Period end number of shares                             15,892    15,798   15,517    15,443      15,435    15,389   15,261    15,225
Market data:
    High closing price                                  $36.17    $45.13   $49.73    $50.37      $46.94    $49.25   $51.69    $58.50
    Low closing price                                   $27.56    $35.17   $39.33    $42.00      $42.80    $42.00   $46.01    $49.35
    Period end closing price                            $35.80    $44.92   $46.97    $44.65      $43.06    $46.75   $49.35    $54.57
    Trading volume                                       1,117     2,246    3,690     2,353       1,418     1,274    1,511     1,479

Performance Ratios

Return on average assets                                 1.23%     1.30%    1.36%     1.39%       1.37%     1.20%    1.31%     1.47%
Return on average common equity                         12.25%    13.04%   13.30%    13.87%      14.08%    12.42%   13.79%    15.21%
Earning asset yield (TE)                                 6.95%     6.73%    6.77%     6.50%       6.05%     5.95%    5.99%     5.96%
Total cost of funds                                      2.27%     2.06%    1.97%     1.86%       1.71%     1.58%    1.46%     1.42%
Net interest margin (TE)                                 4.68%     4.66%    4.80%     4.65%       4.34%     4.37%    4.54%     4.54%
Non-interest expense as a percent
   of total revenue (TE) before
   amortization of purchased intangibles
   and securities transactions                          58.03%    57.34%   57.97%    57.97%      57.33%    60.09%   57.90%    56.12%
Average common equity as
   a percent of average total assets                    10.05%     9.97%   10.24%    10.05%       9.73%     9.68%    9.49%     9.63%
Leverage ratio                                           8.44%     9.35%    9.30%     9.19%       9.05%     9.00%    9.10%     9.29%
Tangible common equity to assets                         8.40%     8.73%    8.53%     8.45%       8.14%     8.31%    8.15%     8.32%
Net charge-offs as a
   percent of average loans                              1.67%     0.88%    0.51%     0.63%       0.59%     0.64%    0.52%     0.61%
Reserve for loan losses as
   a percent of period end loans                         1.68%     1.65%    1.65%     1.65%       1.64%     1.57%    1.54%     1.50%
Reserve for loan losses to
   NPAs + loans 90 days past due                       118.55%   122.93%  134.42%   143.48%     149.63%   138.95%  147.27%   169.73%
Provision for loan losses to net charge-offs            68.65%   116.21%  141.23%   143.64%     100.00%   114.43%  133.92%   113.59%
Loan/Deposit Ratio                                      60.71%    59.78%   62.47%    64.06%      62.35%    63.38%   66.78%    70.10%
Non-interest income, excluding securities
    transactions, as a percent of total revenue (TE)    30.21%    29.66%   29.29%    31.27%      30.29%    29.09%   30.70%    31.40%

                                                                                    PAGE 8

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)

                                                                   2002                                     2003
                                               ------------------------------------------------------------------------------------
                                                      1Q      2Q        3Q        4Q        1Q        2Q          3Q          4Q
                                               ------------------------------------------------------------------------------------

Asset Quality Information

Non-accrual loans                              $14,119     $12,210    $12,373    $11,870   $11,949    $16,860    $13,988     $12,161
Foreclosed assets                               $5,718      $7,335     $7,178     $5,936    $5,230     $5,685     $6,187      $5,809
Total non-performing assets                    $19,837     $19,545    $19,551    $17,806   $17,179    $22,545    $20,175     $17,970
Non-performing assets as a percent of loans
  and foreclosed assets                          1.05%       1.00%      0.96%      0.84%     0.81%      1.00%      0.86%       0.73%

Accruing Loans 90 days past due                 $6,805      $6,702     $5,234     $6,407    $6,039     $2,817     $4,439      $3,682
Accruing Loans 90 days past due as
   a percent of loans                            0.36%       0.34%      0.26%      0.30%     0.28%      0.13%      0.19%       0.15%
Non-performing assets + accruing loans
   90 days past due to loans and
   foreclosed assets                             1.41%       1.34%      1.22%      1.15%     1.09%      1.12%      1.05%       0.88%

Net charge-offs                                 $7,762      $4,198     $2,547     $3,266    $3,020     $3,466     $2,978      $3,680
Net charge-offs as
   a percent of average loans                    1.67%       0.88%      0.51%      0.63%     0.59%      0.64%      0.52%       0.61%

Reserve for loan losses                        $31,585     $32,265    $33,315    $34,740   $34,740    $35,240    $36,250     $36,750
Reserve for loan losses as a
   percent of period end loans                   1.68%       1.65%      1.65%      1.65%     1.64%      1.57%      1.54%       1.50%
Reserve for loan losses to NPAs +
   accruing loans 90 days past due             118.55%     122.93%    134.42%    143.48%   149.63%    138.95%    147.27%     169.73%

Provision for loan losses                       $5,329      $4,879     $3,597     $4,691    $3,020     $3,966     $3,988      $4,180
Provision   for  loan  losses  to  net          68.65%     116.21%    141.23%    143.64%   100.00%    114.43%    133.92%     113.59%
charge-offs

Net Charge-Off Information
Net charge-offs:
Commercial/real estate loans                    $5,295      $2,111       $256       $920       $741     $1,605       $880       $599
Mortgage loans                                       1           -          1         32         35          4          -         74
Direct consumer loans                            1,399       1,167      1,420      1,370      1,251      1,094      1,094      1,583
Indirect consumer loans                            652         462        405        428        588        334        637        576
Finance company loans                              415         458        465        516        405        429        367        848
                                                -----------------------------------------------------------------------------------
Total net charge-offs                           $7,762      $4,198     $2,547     $3,266     $3,020     $3,466     $2,978     $3,680

Average loans:
Commercial/real estate loans                  $948,905    $972,234 $1,004,067 $1,044,411 $1,061,644 $1,100,310 $1,159,338 $1,237,715
Mortgage loans                                 222,235     230,653    252,350    279,397    294,611    331,930    367,134    361,715
Direct consumer loans                          510,982     501,761    501,673    500,241    498,822    492,484    484,736    491,340
Indirect consumer loans                        162,422     172,605    183,652    187,303    190,648    198,917    225,199    248,817
Finance Company loans                           38,071      39,949     43,983     46,107     47,484     49,164     52,509     54,598
                                             ---------------------------------------------------------------------------------------
Total average loans                         $1,882,615  $1,917,200 $1,985,726 $2,057,459 $2,093,209 $2,172,805 $2,288,917 $2,394,185

Net charge-offs to average loans:
Commercial/real estate loans                     2.26%       0.87%      0.10%       0.35%      0.28%     0.59%      0.30%      0.19%
Mortgage loans                                   0.00%       0.00%      0.00%       0.05%      0.05%     0.00%      0.00%      0.08%
Direct consumer loans                            1.11%       0.93%      1.12%       1.09%      1.02%     0.89%      0.90%      1.28%
Indirect consumer loans                          1.63%       1.07%      0.87%       0.91%      1.25%     0.67%      1.12%      0.92%
Finance Company loans                            4.42%       4.60%      4.19%       4.44%      3.46%     3.50%      2.77%      6.16%
                                             ---------------------------------------------------------------------------------------
Total net charge-offs to average loans           1.67%       0.88%      0.51%       0.63%      0.59%     0.64%      0.52%      0.61%

                                                                                      PAGE 9

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)

                                                                   2002                                     2003
                                               ------------------------------------------------------------------------------------
                                                      1Q      2Q        3Q        4Q        1Q        2Q          3Q          4Q
                                               ------------------------------------------------------------------------------------

Income Statement

Interest income                              $57,605    $58,071   $58,403    $56,702    $53,616    $54,627     $55,208    $54,697
Interest income (TE)                          59,496     59,931    60,260     58,557     55,479     56,400      56,975     56,464
Interest expense                              19,320     18,373    17,597     16,762     15,581     14,963      13,889     13,529
                                             --------------------------------------------------------------------------------------
Net interest income (TE)                      40,176     41,558    42,663     41,795     39,898     41,438      43,087     42,936
Provision for loan losses                      5,329      4,879     3,597      4,691      3,020      3,966       3,988      4,180
Non-interest income excluding
   securities transactions                    17,390     17,519    17,669     19,012     17,339     17,002      19,091     19,657
Securities transactions gain/(loss)                -        (0)         5        (1)        455        659           0        553
Non-interest expense                          33,596     34,063    35,163     35,438     32,991     35,297      36,352     35,568
Income before income taxes                    16,750     18,275    19,721     18,822     19,818     18,063      20,071     21,630
Income tax expense                             5,329      5,694     6,430      5,072      6,156      5,681       6,409      6,382
                                             --------------------------------------------------------------------------------------
Net income                                    11,421     12,581    13,291     13,750     13,663     12,382      13,662     15,248
Preferred dividends                              663        663       663        663        663        663         663        663
                                             --------------------------------------------------------------------------------------
Net income to common                         $10,758    $11,918   $12,627    $13,086    $13,000    $11,719     $12,998    $14,585
                                             --------------------------------------------------------------------------------------
                                             --------------------------------------------------------------------------------------

Non-interest Income
  and Operating Expense
Service charges on deposit accounts           $9,448    $10,568   $11,080    $11,151    $10,155    $10,202     $11,117    $11,071
Trust fees                                     2,086      1,828     1,785      1,903      1,940      2,032       1,776      1,976
Credit card merchant discount fees               754        887       792        851        801      1,091         882        870
Insurance fees                                   514        589       650        559        516        836         841        557
Investment & annuity fees                      1,778      1,234       855        855        931        840         970        874
ATM fees                                         861        969     1,003        938        966        990       1,021      1,016
Secondary mortgage market operations             679        539       416        775        640      (203)         710        582
Other income                                   1,270        904     1,088      1,979      1,390      1,216       1,774      2,712
Securities transactions gain/(losses)              0          0         5        (1)        455        659           0        553
                                             --------------------------------------------------------------------------------------
   Total non-interest income                  17,390     17,519    17,674     19,011     17,794     17,661      19,091     20,209
                                             --------------------------------------------------------------------------------------

Personnel expense                             19,066     19,995    19,510     18,728     20,171     20,705      21,290     19,242
Occupancy expense (net)                        2,037      2,075     2,220      2,204      2,117      2,294       2,512      2,362
Equipment expense                              1,888      2,171     2,260      2,483      2,086      2,221       2,459      2,331
Other operating expense                       10,417      9,633    10,985     11,835      8,438      9,899       9,738     11,193
Amortization of intangibles                      188        188       188        188        178        178         352        440
                                             --------------------------------------------------------------------------------------
   Total non-interest expense                 33,596     34,062    35,163     35,438     32,991     35,297      36,352     35,568
                                             --------------------------------------------------------------------------------------

FTE Headcount                                  1,731      1,769     1,773      1,790      1,746      1,789       1,751      1,734

                                                                                      PAGE 10